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                                                                   EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              OUTSTANDING 12% SENIOR EXCHANGEABLE PREFERRED STOCK
                                       OF
                      CAPSTAR BROADCASTING PARTNERS, INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST ____, 1997

     As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for outstanding shares of 12% Senior Exchangeable Preferred Stock (the "Old Preferred Stock") of Capstar Broadcasting Partners, Inc. are not immediately available or time will not permit a holder's shares of Old Preferred Stock or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -Procedures for Tendering" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON AUGUST ____,1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                          HARRIS TRUST & SAVINGS BANK

                        By Registered or Certified Mail:

                          Harris Trust & Savings Bank
                      c/o Harris Trust Company of New York
                                 P.O. Box 1010
                              Wall Street Station
                            New York, New York 10268

                        By Overnight Courier or by Hand:

                          Harris Trust & Savings Bank
                      c/o Harris Trust Company of New York
                                77 Water Street
                                   4th Floor
                            New York, New York 10004


                                 By Facsimile:
                                 (212) 701-7636

                             Confirm by Telephone:
                                 (212) 701-7624

    (Originalsof all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or
                        by overnight delivery service.)

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated August ____, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, shares of Old Preferred Stock pursuant to the guaranteed delivery procedures described in the Prospectus.


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Name(s) of Registered Holder(s):
                                -----------------------------------------------
                                              (Please Type or Print)
Address:
        -----------------------------------------------------------------------

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Area Code & Telephone No.:
                          -----------------------------------------------------
Certificate Number(s) for
Old Preferred Stock (if available):
                                   --------------------------------------------

Number of Shares of Old
Preferred Stock:
                ---------------------------------------------------------------

Signature of Registered Holder(s):
                                  ---------------------------------------------
Dated:
      -------------------------------------------------------------------------

[ ]      The Depository Trust Company
         (Check if shares of Old Preferred Stock will be tendered by book-entry transfer)

Account Number:
               ----------------------------------------------------------------

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             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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                                   GUARANTEE
                    (Not to be used for signature guarantee)


         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the shares of Old Preferred Stock tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such shares of Old Preferred Stock complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the shares of Old Preferred Stock tendered hereby or confirmation of book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.



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Name of Firm:
             ------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

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Area Code and Telephone No.:
                            ---------------------------------------------------


Authorized Signature:
                     ----------------------------------------------------------

Name:
     --------------------------------------------------------------------------

Title:
      -------------------------------------------------------------------------

Dated:
      -------------------------------------------------------------------------

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NOTE: DO NOT SEND SHARES OF OLD PREFERRED STOCK WITH THIS FORM. SHARES OF OLD
      PREFERRED STOCK SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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